UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2004

ROANOKE ELECTRIC STEEL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	0-2389	54-0585263
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

102 Westside Boulevard, NW Roanoke, Virginia		24017
(Address of principal executive offices)		(Zip Code)

(540) 342-1831
(Registrant's telephone number, including area code)

Item 2.02.     Results of Operations and Financial Condition

     On August 26, 2004, Roanoke Electric Steel Corporation issued a news release reporting its financial results for the quarter ended July 31, 2004. A copy of the news release is furnished and attached to this report as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits

                  (c) Exhibits

     The following are furnished as Exhibits to this Report.

Exhibit No.	Description of Exhibit

99.1	News release issued August 26, 2004 (FILED HEREWITH)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROANOKE ELECTRIC STEEL CORPORATION

By: /s/ Donald G. Smith
Donald G. Smith
Chairman and Chief Executive Officer

Dated: August 30, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	News release issued August 26, 2004 (FILED HEREWITH)